PROJECT IMPACTS

(1984–PRESENT*)

$52.7 Billion total economic benefits	$22.7 Billion personal income including wages and benefits, with $11.8 billion for construction workers	$7.0 Billion tax revenues ($2.2 billion state/local and $4.8 billion federal)
217.0 Million hours of on-site union construction work created	248.6 Thousand total jobs generated across communities	132.0 Thousand housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is since inception, current as of March 31, 2026. Economic impact data is in 2025 dollars and all other flgures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers	858	1,726,440
Bricklayers and Allied Craftworkers	6,377	12,827,520
Bridge, Structural, Ornamental and Reinforcing Ironworkers	2,883	5,799,710
Carpenters	19,677	39,559,340
Electrical Workers	16,444	33,059,260
Elevator Constructors	960	1,927,160
Heat and Frost Insulators and Allied Workers	1,309	2,633,210
Laborers	14,693	29,531,220
Operating Engineers	3,951	7,941,570
Operative Plasterers and Cement Masons	3,997	8,035,390
Other	7,827	15,733,740
Painters and Allied Trades	8,493	17,076,920
Plumbers, Fitters, Welders and Service Techs	11,877	23,878,000
Roofers, Waterproofers and Allied Workers	3,426	6,890,700
Sheet Metal, Air, Rail and Transportation Workers	3,476	6,987,470
Teamsters	1,695	3,407,020
Grand Total	107,943	217,014,650

*Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is since inception, current as of March 31, 2026. Economic impact data is in 2025 dollars and all other flgures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete infor-mation may be obtained from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.